UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

HEMPACCO CO., INC.
(Name of Registrant as Specified in Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transactions applies:

	(2)	Aggregate number of securities to which transactions applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date filed:

HEMPACCO CO., INC.

9925 Airway Road,

San Diego, CA 92154

(619) 779-0715

INFORMATION STATEMENT

To the Holders of Common Stock of Hempacco Co., Inc.,

This Information Statement is being circulated to the stockholders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”), of Hempacco Co., Inc. (the “Company”), as of the close of business on October 19, 2023, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our stockholders of actions taken by written consent of the holder of a majority of the outstanding voting stock of the Company, holding approximately 57.7% of the outstanding shares of our Common Stock (the “Majority Stockholder”). This Information Statement shall be considered the notice required under Chapter 78 of the Nevada Revised Statutes (the “NRS”).

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

The following action was authorized by written consent of the Majority Stockholder:

Entry into Securities Purchase Agreements, and Issuance of Convertible Notes, Shares and Warrants

On October 19, 2023, the Company entered into a securities purchase agreement (the “FirstFire Securities Purchase Agreement”), FirstFire Global Opportunities Fund, LLC, a Nevada limited liability company (“FirstFire”), pursuant to which the Company sold, and FirstFire purchased, (i) a convertible promissory note in the principal amount of $277,777.78 (the “FirstFire Note”), (ii) warrants to purchase 120,370 shares of Common Stock (the “FirstFire Warrants”), and (iii) 27,777 shares of Common Stock (the “FirstFire Shares”), for an aggregate purchase price of $250,000.

The FirstFire Securities Purchase Agreement for the sale of the FirstFire Note, FirstFire Warrants and FirstFire Shares was the first of multiple purchase agreements for the sale of, in the aggregate (the “Financing Transactions”), (i) up to $3,000,000 in convertible promissory notes (the “Notes”), (ii) warrants to purchase up to 1,300,000 shares of Common Ctock (the “Warrants”), and (iii) up to 300,000 shares of Common Stock (the “Shares”). The Notes, Warrants, and Shares are being offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

On October 20, 2023, the Company, as part of the Financing Transactions (and on substantially the same terms as those under the FirstFire Securities Purchase Agreement, FirstFire Note, and FirstFire Warrant), sold to Mast Hill Fund, L.P., a Delaware limited partnership (“Mast Hill”), and Mast Hill purchased, (i) a convertible promissory note in the principal amount of $835,000 (the “Mast Hill Note”), (ii) warrants to purchase 361,832 shares of Common Stock (the “Mast Hill Warrants”), and (iii) 83,497 shares of Common Stock (the “Mast Hill Shares”), for an aggregate purchase price of $751,500.

The Company is subject to the NASDAQ Stock Market’s Listing Rules because our Common Stock is currently listed on the NASDAQ Capital Market (“NASDAQ”). The issuance of the Shares (including the FirstFire Shares and Mast Hill Shares) and additional shares of our Common Stock, issuable upon conversion of the Notes (including the FirstFire Note and the Mast Hill Note) and exercise of the Warrants (including the FirstFire Warrants and Mast Hill Warrants), implicate certain of the NASDAQ listing standards requiring prior stockholder approval in order to maintain our listing on NASDAQ.

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The Majority Stockholder, in accordance with NASDAQ Listing Rules 5635(b) and 5635(d), approved (i) the entry into the Securities Purchase Agreements and the transactions contemplated thereunder, including the issuance of the Notes, Warrants, and Shares, (ii) the issuance of shares of Common Stock issuable upon the full conversion of the Notes, (iii) the issuance of shares of Common Stock issuable upon exercise of the Warrants, and (iv) the authorization and reservation for the purpose of issuance of not less than 400% of the number of shares of Common Stock issuable upon full conversion of the Notes and other actions required for the reservation of the shares of Common Stock as described in the Securities Purchase Agreements.

The Majority Stockholder consent we have received constitutes the only stockholder approval required under the NRS, NASDAQ Listing Rules 5635(b) and 5635(d), our Amended and Restated Articles of Incorporation and our Bylaws, to approve the issuance of the Notes, Warrants, and Shares, and all of the Common Stock issuable upon conversion of the Notes and exercise of the Warrants. Our Board of Directors is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

The actions taken by written consent of the Majority Stockholder will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date.

By order of the Board of Directors

Sandro Piancone Chief Executive Officer and Director

November [__], 2023

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF

DIRECTORS OF THE COMPANY. WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

(Preliminary)

November [__], 2023

GENERAL INFORMATION

Hempacco Co., Inc., a Nevada corporation, with its principal executive offices located at 9925 Airway Road, San Diego, California, 92154, is sending you this Notice and Information Statement to notify you of an action that the Majority Stockholder has taken by written consent in lieu of a special meeting of stockholders. References in this Information Statement to the “Company, “we,” “our,” “us,” and “Hempacco” are to Hempacco Co., Inc., and, to the extent applicable, its subsidiaries. The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Information Statement to beneficial owners of the Common Stock held of record by them.

Copies of this Information Statement are being mailed on or about November [__], 2023, to the holders of record of the outstanding shares of our Common Stock on October 19, 2023, which we refer to as the “Record Date.”

Background

The following action was approved by the written consent of the Majority Stockholder holding approximately 57.7% of our outstanding voting stock on October 19, 2023, in lieu of a special meeting.

Entry into Securities Purchase Agreements, and Issuance of Convertible Notes, Warrants and Shares

On October 19, 2023, the Company entered into a securities purchase agreement (the “FirstFire Securities Purchase Agreement”), FirstFire Global Opportunities Fund, LLC, a Nevada limited liability company (“FirstFire”), pursuant to which the Company sold, and FirstFire purchased, (i) a convertible promissory note in the principal amount of $277,777.78 (the “FirstFire Note”), (ii) warrants to purchase 120,370 shares of Common Stock (the “FirstFire Warrants”), and (iii) 27,777 shares of Common Stock (the “FirstFire Shares”), for an aggregate purchase price of $250,000.

The FirstFire Securities Purchase Agreement for the sale of the FirstFire Note, FirstFire Warrants and FirstFire Shares was the first of multiple purchase agreements (the “Securities Purchase Agreements”) for the sale of, in the aggregate (the “Financing Transactions”), (i) up to $3,000,000 in convertible promissory notes (the “Notes”), (ii) warrants to purchase up to 1,300,000 shares of Common Stock (the “Warrants”), and (iii) up to 300,000 shares of Common Stock (the “Shares”). The Notes, Warrants, and Shares are being offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

On October 20, 2023, the Company, as part of the Financing Transactions (and on substantially the same terms as those under the FirstFire Securities Purchase Agreement, FirstFire Note, and FirstFire Warrant), sold to Mast Hill Fund, L.P., a Delaware limited partnership (“Mast Hill”), and Mast Hill purchased, (i) a convertible promissory note in the principal amount of $835,000 (the “Mast Hill Note”), (ii) warrants to purchase 361,832 shares of Common Stock (the “Mast Hill Warrants”), and (iii) 83,497 shares of Common Stock (the “Mast Hill Shares”), for an aggregate purchase price of $751,500.

The issuance of the Shares (including the FirstFire Shares and Mast Hill Shares) and additional shares of our Common Stock, issuable upon conversion of the Notes (including the FirstFire Note and the Mast Hill Note) and exercise of the Warrants (including the FirstFire Warrants and Mast Hill Warrants), implicate certain of the NASDAQ listing standards requiring prior stockholder approval in order to maintain our listing on NASDAQ.

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The Majority Stockholder, in accordance with NASDAQ Listing Rules 5635(b) and 5635(d), approved (i) the entry into the Securities Purchase Agreements and the transactions contemplated thereunder, including the issuance of the Notes, Warrants, and Shares, (ii) the issuance of shares of Common Stock issuable upon the full conversion of the Notes, (iii) the issuance of shares of Common Stock issuable upon exercise of the Warrants, and (iv) the authorization and reservation for the purpose of issuance of not less than 400% of the number of shares of Common Stock issuable upon full conversion of the Notes and other actions required for the reservation of the shares of Common Stock as described in the Securities Purchase Agreements.

The Majority Stockholder consent we have received constitutes the only stockholder approval required under the NRS, NASDAQ Listing Rules 5635(b) and 5635(d), our Amended and Restated Articles of Incorporation and our Bylaws, to approve the issuance of the Notes, Warrants, and Shares, and all of the Common Stock issuable upon conversion of the Notes and exercise of the Warrants. Our Board of Directors is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

The actions taken by written consent of the Majority Stockholder will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY, AND

YOU ARE REQUESTED NOT TO SEND A PROXY.

ACTION TAKEN

This Information Statement contains a brief summary of the material aspects of the action approved by the members of the Board of Directors of the Company and the Majority Stockholder.

APPROVAL OF (I) THE ISSUANCE OF COMMON STOCK, (II) ISSUANCE OF COMMON STOCK

UPON CONVERSION OF THE NOTES, ISSUANCE OF COMMON STOCK UPON EXERCISE OF THE

WARRANTS, IN ACCORDANCE WITH APPLICABLE NASDAQ LISTING RULES

Securities Purchase Agreements, and Convertible Notes, Warrants and Shares

On October 19, 2023, the Company entered into the FirstFire Securities Purchase Agreement pursuant to which the Company sold to FirstFire the FirstFire Note, the FirstFire Warrants, and the FirstFire Shares for an aggregate purchase price of $250,000 (the “FirstFire Transaction”). On October 20, 2023, the Company, as part of the Financing Transactions (and on substantially the same terms as those in the FirstFire Transaction), sold to Mast Hill the Mast Hill Note, the Mast Hill Warrants, and the Mast Hill Shares (the “Mast Hill Transaction”).

The FirstFire Transaction closed on October 19, 2023, FirstFire’s legal expenses of $10,000 were paid from the gross purchase price, the Company’s broker-dealer in connection with the transaction was paid $20,000 from the gross purchase price, the Company received net funding of $220,000, and the FirstFire Note, FirstFire Warrants, and FirstFire Shares were issued to FirstFire.

The Mast Hill Transaction closed on October 20, 2023, Mast Hill’s legal expenses of $7,500 were paid from the gross purchase price, the Company’s broker-dealer in connection with the transaction was paid $57,240 from the gross purchase price, the Company received net funding of $686,760, and the Mast Hill Note, Mast Hill Warrants, and Mast Hill Shares were issued to Mast Hill.

The Securities Purchase Agreements include customary representations, warranties and covenants by the Company and customary closing conditions. The Securities Purchase Agreements require that the proceeds received by the Company from the Offering first be used for the fulfillment of Company purchase order No. 213420187, and then for business development and operating capital only, but not for repayment of indebtedness owed to officers, directors or employees of the Company or their affiliates, the repayment of any debt issued in corporate finance transactions, any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the Company’s currently existing operations), or any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company. The Securities Purchase Agreements also (i) require the Company to satisfy the shareholder approval requirements of NASDAQ Listing Rule 5635, (ii) prohibit the issuance of more than 5,782,332 shares of Company common stock (the “Exchange Cap”) to FirstFire, Mast Hill or any other investors in the Financing Transactions in the aggregate until shareholder approval has been received to issue shares in excess of the Exchange Cap under the Financing Transactions and such approval has become effective pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, and (iii) require the Company to file a preliminary information statement on Schedule 14C in connection with the issuance of shares in excess of Exchange Cap under the Financing Transactions with the U.S. Securities and Exchange Commission (the “SEC”) within 10 calendar days of closing, and file a definitive information statement as soon as permissible but no later than December 1, 2023.

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The Notes mature 12 months following the issue date, accrue guaranteed interest of 10% per annum (with the first 12 months of interest guaranteed and earned in full as of issuance of the Notes), are unsecured, and are generally required to be repaid 1/6th each month ($46,300/month in the case of the FirstFire Note, and $139,177.80/month in the case of Mast Hill Note) beginning 4 months after each closing. The Notes are convertible into shares of Common Stock at the election of the holder at a conversion price equal to $1.50/share subject to adjustment (the “Conversion Price”), and the Company is required to have its transfer agent reserve for the purpose of issuance not less than 400% of the number of shares of Common Stock issuable upon full conversion of the Notes.

The Conversion Price shall be adjusted if a default under the Notes occurs (including any failure to pay monthly amortization payments as required by the Notes), in which case the Conversion Price shall mean the lesser of (i) 75% of $1.50/share (which percentage shall be reduced by 10% for each 30 calendar day period that passes after the default, but shall not be reduced lower than 50%), or (ii) 90% of the lowest volume-weighted average price on any trading day during the 5 trading days prior to the conversion date (which percentage shall be reduced to 87.5% if the Company has failed to make a required monthly amortization payment); provided, however, that the holders may not convert the Notes to the extent that such conversion would result in the holder’s beneficial ownership of the Company’s common stock being in excess of 4.99% of the Company’s issued and outstanding common stock. Additionally, the holders are entitled to deduct $1,750 from the conversion amount in each note conversion to cover the holder’s fees associated with the conversion, provided that the gross conversion amount in that conversion is at least $25,000.

The Warrants have a 5-year term, are exercisable on a cashless basis, and have an exercise price of $1.50, subject to adjustment.

Registration Rights Agreements

In connection with the Securities Purchase Agreements, on October 19, 2023, the Company entered into a registration rights agreement with FirstFire, and on October 20, 2023, the Company entered into a substantially identical registration rights agreement with Mast Hill (the “Registration Rights Agreements”). The Registration Rights Agreements require the Company to file with the SEC a registration statement registering for resale by FirstFire and Mast Hill (the “Investors”) the shares of Company common stock issued or issuable to the Investors under the Financing Transactions within 90 days of each closing, and have such registration statement effective within 120 days. The Registration Rights Agreements include customary indemnification provisions in favor of the Investors against certain losses and liabilities arising out of or based upon any filing or other disclosure made by the Company under the securities laws relating to any such registration.

Stockholders Entitled to Receive Notice of Action by Written Consent

Under NRS 78.320, our Amended and Restated Articles of Incorporation and our Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present, consent to such action in writing. Prompt notice of any action so taken by written consent must be provided to all holders of our Common Stock as of the Record Date.

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NASDAQ Listing Requirements and the Necessity of Stockholder Approval

The Company is subject to the NASDAQ Listing Rules because our Common Stock is currently listed on NASDAQ. The issuance of the Shares (including the FirstFire Shares and Mast Hill Shares) and additional shares of our Common Stock, issuable upon conversion of the Notes (including the FirstFire Note and the Mast Hill Note) and exercise of the Warrants (including the FirstFire Warrants and Mast Hill Warrants), implicate certain of the NASDAQ listing standards requiring prior stockholder approval in order to maintain our listing on NASDAQ, as follows:

•

NASDAQ Listing Rule 5635(b) requires stockholder approval when any issuance or potential issuance will result in a “change of control” of the issuer (which may be deemed to occur if after a transaction a single investor or affiliated investor group acquires, or has the right to acquire, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of the issuer and such ownership would be the largest ownership position of the issuer). For the purposes of this rule, investors in the Financing Transactions may be deemed to be the controlling stockholder following the conversion of the Notes. Stockholders should note that a “change of control” as described under Rule 5635(b) applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Nevada law, our organizational documents, or any other purpose.

•

NASDAQ Listing Rule 5635(d) requires stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial stockholders of the issuer, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement.

As a result of the Conversion Price adjustment provisions in the Notes, the issuance of our Common Stock upon conversion of the Notes may be at a discount to the market value of our Common Stock within the meaning of NASDAQ Listing Rule 5635(d).

Assuming the Company issues aggregate Notes in the Financing Transactions in the maximum amount of $3,000,000, and assuming the Conversion Price of those Notes is adjusted under the terms of the Notes to equal 87.5% (in the case of monthly payment defaults under the Notes), an aggregate of approximately 9,445,100 shares of Common Stock would be issued upon full conversion of the Notes (using the Company’s closing stock price of $0.363/share on October 19, 2023 (the date of entry into the first of the Securities Purchase Agreements and the first closing of the Financing Transactions), as the assumed lowest volume-weighted average price), and the shares of Common Stock issued upon the full conversion of the Notes would represent in the aggregate approximately 32.6% of the issued and outstanding shares of our Common Stock on the date of entry into the first of the Securities Purchase Agreements in connection with the Financing Transactions, without including additional shares of Common Stock issued and issuable in the Financing Transactions (the Shares and shares issued upon exercise of the Warrants, which would increase the percentage above). Therefore, the issuance of shares of Common Stock under the Financing Transactions requires prior stockholder approval under NASDAQ Listing Rule 5635(d).

The Majority Stockholder, in accordance with NASDAQ Listing Rules 5635(b) and 5635(d), approved (i) the entry into the Securities Purchase Agreements and the transactions contemplated thereunder, including the issuance of the Notes, Warrants, and Shares, (ii) the issuance of shares of Common Stock issuable upon the full conversion of the Notes, (iii) the issuance of shares of Common Stock issuable upon exercise of the Warrants, and (iv) the authorization and reservation for the purpose of issuance of not less than 400% of the number of shares of Common Stock issuable upon full conversion of the Notes and other actions required for the reservation of the shares of Common Stock as described in the Securities Purchase Agreements.

Effective Date of Action by Written Consent

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the corporate action being taken pursuant to the written consent can become effective is 20 calendar days after the first mailing or other delivery of this Information Statement to holders of our Common Stock as of the Record Date. On the 20th calendar day after the first mailing or other delivery of this Information Statement, the action taken by written consent of the Majority Stockholder described above will become effective. We recommend that you read this Information Statement in its entirety for a full description of the action approved by the holder of a majority of our outstanding Common Stock.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of the issuance of the Notes, Warrants, Shares, and the Common Stock issuable upon conversion of the Notes and upon the exercise of Warrants.

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OUTSTANDING VOTING SECURITIES

Each share of our Common Stock entitles its holder to one vote on each matter submitted to stockholders. As of the Record Date, 28,953,903 shares of Common Stock were issued and outstanding and entitled to take action by written consent and to receive notice of the action taken by written consent, and 16,705,794 shares owned by the Majority Stockholder, the Company’s parent company, Green Globe International, Inc., consented in favor of the actions to be taken, constituting approximately 57.7% of the total shares of Common Stock outstanding as of the Record Date.

On October 19, 2023, the Majority Stockholder executed and delivered to the Company a written consent approving the action set forth herein. Since the action has been approved by the Majority Stockholder, no proxies are being solicited with this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 19, 2023, for (i) each of our named executive officers and directors; (ii) all of our named executive officers and directors as a group; and (iii) each other shareholder known by us to be the beneficial owner of more than 5% of our outstanding common stock.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person or any member of such group has the right to acquire within sixty (60) days thereafter. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

The percentages below are calculated based on 28,953,903 shares of our common stock, and no shares of our preferred stock, issued and outstanding as of October 19, 2023. We do not have any outstanding options, warrants exercisable for, or other securities convertible into shares of our common stock within the next 60 days which are deemed beneficially owned by the holder thereof which are required to be disclosed below. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o our company, Hempacco Co., Inc., 9925 Airway Road, San Diego, CA, 92154.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class
Sandro Piancone (1)	Common Stock	16,705,794	(2)	57.7%
Dr. Stuart Titus (3)	Common Stock	16,922,005	(4)(5)	58.4%
Jerry Halamuda (3)	Common Stock	16,755,794	(4)(6)	57.9%
Neville Pearson (7)	Common Stock	16,755,794	(4)(8)	57.9%
Jorge Olson(9)	Common Stock	-	(10)	-
All Officers and Directors as a Group	Common Stock	17,022,005	(11)	58.8%

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(1)	CEO and Director of Hempacco; CEO and Director of our majority shareholder, Green Globe International, Inc.
(2)

Mr. Piancone does not directly own any shares of our common stock. However, he is the CEO and one of the directors of our majority shareholder, Green Globe International, Inc. (the majority of its directors are also directors or officers of us), and he shares voting power over Mexico Franchise Opportunities Fund LP, which is the holder of a majority of the Series C preferred stock of Green Globe International, Inc. Accordingly, Mr. Piancone may be deemed to be the beneficial owner of shares held in the name of Green Globe International, Inc. As of October 19, 2023, 16,705,794 shares of our common stock were owned by Green Globe International, Inc.

(3)	Director of Hempacco; director of our majority shareholder, Green Globe International, Inc.
(4)

Dr. Titus, Mr. Halamuda and Neville Pearson are directors of our majority shareholder, Green Globe International, Inc., and therefore they share voting and dispositive power with respect to shares held in the name of Green Globe International, Inc., and may be deemed to be beneficial owners of shares held in the name of Green Globe International, Inc. As of October 19, 2023, 16,705,794 shares of our common stock were owned by Green Globe International, Inc.

(5)	Includes 216,211 shares held by Dr. Titus, as well as 16,705,794 shares held by Green Globe International, Inc.
(6)

Includes 50,000 shares held in the name of the Halamuda Family Trust, which shares are deemed to be beneficially owned by Mr. Halamuda, as well as 16,705,794 shares held by Green Globe International, Inc.

(7)	CFO of Hempacco; CFO and director of our majority shareholder, Green Globe International, Inc.
(8)	Includes 50,000 shares held jointly with his spouse, as well as 16,705,794 shares held by Green Globe International, Inc.
(9)	CMO and Director; CMO of our majority shareholder, Green Globe International, Inc.
(10)

Mr. Olson is the CMO of our majority shareholder, Green Globe International, Inc., but he is not a director of it, he does not have or share voting or dispositive power with respect to shares held in the name of Green Globe International, Inc., and he beneficially owns no other shares of our stock.

(11)

Includes 16,705,794 shares held by Green Globe International, Inc., 216,211 shares held by Dr. Titus, 50,000 shares held in the name of the Halamuda Family Trust, and 50,000 shares held by Mr. Pearson with his spouse.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements in addition to historical information. When used in this Information Statement, the words “can,” “will,” “intends,” “expects,” “believes,” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. All statements that address activities, events or developments that the Company intends, expects or believes may occur in the future are forward-looking statements. Any forward-looking statements made by the Company in this Information Statement speak only as of the date hereof. Factors or events that affect the transactions or could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to incorporate by reference information into this Information Statement, which means that we can disclose important information to you by referring you to another document that we have filed separately with the SEC. The information incorporated by reference is deemed to be part of this Information Statement.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1)	Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.
(2)	Quarterly Report on Form 10-Q for the quarter ended March 31, 2023.
(3)	Annual Report on Form 10-K for the year ended December 31, 2022.
(2)	Current Report on Form 8-K filed with the SEC on October 25, 2023.

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Copies of documents incorporated by reference, excluding exhibits except to the extent such exhibits are specifically incorporated by reference, are available from us without charge, upon oral or written request to:

HEMPACCO CO., INC.

9925 Airway Road,

San Diego, California 92154

(619) 779-0715

Attn: Secretary

ADDITIONAL INFORMATION

We file reports with the SEC. These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to the Exchange Act. You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

By order of the Board of Directors

Sandro Piancone Chief Executive Officer and Director

November [__], 2023

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